UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 9, 2017

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2017, EQT Midstream Partners, LP (EQM) filed a Form 8-K (the Initial Form 8-K) with the Securities and Exchange Commission announcing, among other things, that Randall L. Crawford notified EQT Midstream Services, LLC (the EQM General Partner) that he will step down as a Director and Executive Vice President and Chief Operating Officer of the EQM General Partner on February 28, 2017.  EQM is filing this amendment to the Initial Form 8-K to clarify that Mr. Crawford’s resignation as a Director of the EQM General Partner will be effective January 17, 2017, and his resignation as Executive Vice President and Chief Operating Officer of the EQM General Partner will be effective February 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT MIDSTREAM PARTNERS, LP

By: EQT Midstream Services, LLC,
its general partner

Date: January 10, 2017	By:	/s/ David L. Porges

Name: David L. Porges
Title: President and Chief Executive Officer